UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23201

Harrison Street Real Assets Fund LLC

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Harrison Street Private Wealth LLC

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Name and address of agent for service)

COPY TO:

Kenneth Burdon, Esq.

Simpson Thacher & Bartlett LLP

855 Boylston Street

Boston, MA 02116

Jacqueline Edwards, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Registrant’s telephone number, including area code: (877) 200-1878

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Harrison Street
REAL ASSETS FUND LLC
(formerly, Versus Capital
Real Assets Fund LLC)

Annual Report
March 31, 2026

HARRISON STREET PRIVATE WEALTH LLC
(formerly, Versus Capital Advisors LLC)

This report is for shareholders of Harrison Street Real Assets Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This Privacy Notice describes how the Fund and its investment adviser, Harrison Street Private Wealth LLC (the “Adviser” and, together with the Fund, “we”), collect, use, and share personal information about individuals who are prospective, former or current investors. For legal entities that provide personal information of associated individuals, such as investors or employees, this Privacy Notice will be relevant for those individuals and those entities should transmit this document to such individuals or otherwise advise them of its content.

Personal Information We Collect

We collect the following types of personal information from the following sources.

•   Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•   Written and electronic correspondence, including telephone contacts;

•   Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries;

•   Third party service providers (e.g., background screening, investment brokers, consumer reporting agencies, or public databases) who perform services on our behalf or verify or supplement our information; and

•   Our website, including registration information and any information captured via cookies or similar technologies.

We may collect information that is considered “sensitive” under some laws including the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, the “CCPA”). When we do so, we use such information for lawful purposes in compliance with applicable data protection laws, such as to perform the services requested by you and to protect against malicious, deceptive, fraudulent or illegal actions.

How We Use Personal Information

We will use personal information you provide for purposes of our legitimate business interests, contract performance, legal compliance, and with your consent, including where necessary for us to comply with legal or regulatory obligations — this may involve collecting specific personal information about you where required by law and disclosing such information to applicable regulators, government bodies and tax authorities.

Protection and Retention of Personal Information

We limit access to personal information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of personal information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect personal information. Despite these security measures, no such measures can guarantee security or protect against unauthorized activity.

We will retain your personal information for as long as is necessary for the purposes set out in this Privacy Notice, unless a longer period is required under applicable law or is needed to resolve disputes or protect our legal rights. When deciding how long to retain your personal information, we take into account our legal and regulatory obligations, the amount, nature, and sensitivity of the personal information, the potential risk of harm from unauthorized use or disclosure of your personal information, the purposes for which we process your personal information described herein and whether we can achieve those purposes through other means.

Disclosure of Personal Information

We may share personal information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. We may share the personal information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, (i) if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. We also may disclose personal information to regulatory authorities or otherwise as required or permitted by law, and to third parties as part of a corporate business transaction such as a merger, joint venture, financing, reorganizing, or sale of company assets. We may disclose personal information as necessary to establish, defend, or otherwise manage a legal claim. We do not sell personal information or share personal information for purposes of cross-context behavioral advertising. We endeavor to keep customer files complete and accurate. Please notify us if any information needs to be corrected or updated.

Rights in Relation to Personal Information

You may also have certain rights regarding your personal information, which may be subject to limitations and restrictions. These rights vary by jurisdiction and applicable law. If you believe that we are processing personal information about you and wish to have access to that information, please contact us and we can provide you with that data or an explanation of why we cannot do so in the particular context, such as when responding to the request would be unreasonably expensive. We are happy to correct inaccurate data or delete information that is not appropriate to retain. Please also let us know if you have any questions, concerns, disputes, or issues.

Updates to the Privacy Notice

We may change this Privacy Notice from time to time, and at our sole discretion. Upon any material change to this Privacy Notice, we will provide an updated notice to you.

Harrison STREET REAL ASSETS FUND LLC Shareholder Letter March 31, 2026 (Unaudited)

Dear Shareholders,

We are pleased to present to you our annual letter to shareholders for the Harrison Street Real Assets Fund (the “Fund”) for the fiscal year ending March 31, 2026. The Fund produced strong investment results during the year despite significant macroeconomic volatility and uncertainty. We believe positive fundamentals continue to underpin the Fund’s asset classes and provide the potential for attractive risk-adjusted returns for the next year and beyond.

Uncertainty around the trajectory of the economy, fiscal and regulatory policy, interest rates, and inflation remained central drivers of market sentiment during the year. Markets grappled with uneven progress on inflation even as growth expectations improved and recession odds moderated, leaving investors highly sensitive to incremental data and policy signals. Persistent concerns around fiscal sustainability, elevated public debt, and large budget deficits in major economies contributed to higher term premiums and reinforced a higher for longer interest rate narrative, despite shifting expectations around the timing and magnitude of interest rate cuts. Beyond monetary policy, a fragmented geopolitical landscape, including ongoing wars in Ukraine and the Middle East, disruptions to critical shipping routes, and energy market volatility, compounded trade and policy uncertainty and reinforced return dispersion across sectors. These dynamics sharpened focus on energy and resource security, industrial supply chains, and global logistics resilience, contributing to higher costs and longer lead times for certain capital-intensive industries. In this environment, we believe markets increasingly differentiated between assets supported by durable, non-discretionary demand and defensible pricing power and those more reliant on discretionary spending, abundant liquidity, or synchronized global growth. We believe real asset return durability is driven by long term contracts, regulated or contractual revenue structures, and the intrinsic scarcity and productive capacity of the underlying assets.

In this environment, private infrastructure remains well positioned, with essential service demand supported by long term contractual and regulated revenue structures that have translated into resilient operating performance and durable returns. The Fund’s private infrastructure allocation performed well over the twelve-month period ended March 31, 2026, with private infrastructure equity returning +9.50% and private infrastructure debt returning +8.95% (net of private fund fees and expenses), reflecting resilient operating performance across the fund’s underlying assets supporting core economic activity, including power and utilities, transportation, and digital infrastructure. Several structural dynamics shaped results during the year. Power demand fundamentals strengthened meaningfully as electrification advanced and incremental demand tied to artificial intelligence and data intensive computing expanded, reinforcing a robust multi-year investment environment for generation, transmission, distribution, and storage. While inflation remained a consideration, many infrastructure business models incorporate contractual pass-through provisions, regulated cost recovery, or inflation linked revenue escalation, which we believe can help preserve the real purchasing power of cash flows over time. At the same time, geopolitical conflicts and trade related uncertainty has the potential to influence supply chains through higher input costs, constrained equipment availability, and longer project timelines, increasing the value of disciplined procurement and execution at the asset level, which we observed across the Fund’s underlying infrastructure investments during the year. Regulatory and permitting dynamics also continue to shape the opportunity set, particularly within power and renewables, reinforcing the importance of experienced operators and conservative underwriting. Taken together, these factors support our view that private infrastructure can continue to play a central role in pursuing durable income and long-term capital appreciation across market cycles.

The Fund’s private farmland positions produced a +4.35% return (net of private fund fees and expenses) for the twelve-month period ended March 31, 2026. Net farm income increased in 2025, but the increase was largely driven by government payments. Crop pricing remains soft and input costs are elevated, which has hurt farmer margins. Farmland values were broadly resilient and relatively flat year-over-year. Our expectation is that further government payments and stabilizing input costs should be supportive of farmer incomes and farmland values in 2026. For permanent crops, pricing continued to improve in 2025, driving material recovery in farmer incomes, and land values appear to have fully bottomed. We therefore anticipate a recovery of land values in the second half of 2026 and into 2027. We are pleased with the Fund’s diversified portfolio of row, permanent, and specialty crops, spread across seven private investment funds and direct positions. The last several years have been challenging for the asset class but we remain convinced of the long-term secular demand drivers behind farmland, such as a growing global population, higher per capita calorie consumption, and increasing demand for natural capital solutions.

The Fund’s private timberland holdings generated a +3.71% return (net of private fund fees and expenses) for the twelve-month period ended March 31, 2026. Timber demand was again soft in 2025 due to continued malaise in the housing market. Timber pricing fell on the weak demand, with southern sawtimber pricing down 11% in 2025 and pulpwood pricing down 22% over the same period. Our private timberland fund managers did a good job navigating this environment and shifted income production to non-harvest sources, such as recreational leases, carbon credits, and conservation easements, which helped offset lower timber harvest revenue. We remain convinced of the long-term demand drivers behind pulpwood but expect there will be a shakeout as production shifts from legacy products to newer sources of demand, namely packaging materials to support increased e-commerce usage. Recent U.S. trade policy has been supportive of the domestic lumber industry, mainly through tariffs placed on Canadian lumber imports. This should help to increase demand for domestic lumber and, therefore, timber. Finally, the U.S. is significantly undersupplied from a housing perspective, which we believe will be an enduring tailwind to the timber sector as the housing sector is the biggest source of demand for timber in the US.

The Fund’s public portfolio had another banner year in fiscal year 2026, generating a +18.95% gross return for the twelve months ending March 31, 2026. Listed infrastructure is off to a strong start in calendar year 2026, and we anticipate the sector will continue to be in demand going forward.

For the fiscal year ended March 31, 2026, the Fund generated a +7.52% net return over the trailing twelve-month period; this trailed the S&P Real Assets Index return of +15.74% over the same period. The Fund has generated annualized net returns of +5.82% and +4.88% over the trailing five-year and since-inception periods, respectively. These returns are compared to the S&P Real Assets Index returns of +6.32%, and +5.67% over the same time periods. It is important to note that the S&P Real Assets index is an entirely public index, whereas the Fund invests the majority of its assets in private investments. We believe the Fund is well positioned for both downside protection and return generation. We are pursuing a marginal increase to our infrastructure allocation across private equity and debt to capitalize on what we believe is the most attractive risk-return in our target sectors.

Harrison STREET REAL ASSETS FUND LLC Shareholder Letter March 31, 2026 (Unaudited) (concluded)

Performance Disclosure: Quoted performance is net of all fees and expenses. The Fund’s gross expense ratio for its fiscal year ended March 31, 2026 was 1.83% and its net expense ratio was 1.77%. The Fund’s adviser contractually agreed to waive certain of its fees during the fiscal year and voluntarily waived certain additional fees. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

The Fund continues to provide meaningful downside mitigation by investing in assets that are integral to the functioning of modern society and that have returns that exhibit low correlation with more traditional asset classes such as stocks and bonds. We believe that this diversification is of paramount importance given current valuations in the stock market and the increased concentration of assets in the largest names within the S&P 500 index and their outsized impact on the broader performance of the market. In closing, on behalf of myself and our employees, thank you for your investment in and commitment to our Fund. We consider it a privilege to invest on your behalf.

Sincerely,

Mark Quam

Chief Executive Officer

Harrison Street Private Wealth

Harrison STREET REAL ASSETS FUND LLC Fund Performance March 31, 2026 (Unaudited)
Average Annual Total Returns(a) for the periods ended March 31, 2026
	1 Year	5 Year	Since Inception (September 18, 2017)
Harrison Street Real Assets Fund LLC(b)	7.52%	5.82%	4.88%
S&P Real Assets Index(c)	15.74%	6.32%	5.67%(d)
Growth of $10,000 for periods ended March 31, 2026(a)(b)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on September 18, 2017 for the years indicated. For comparison, the same investment is shown in the indicated index.

$16,000
$14,000
$12,000
$10,000
$ 8,000
9/17
3/18
3/19
3/20
3/21
3/22
3/23
3/24
3/25
3/26
Harrison Street Real Assets Fund - $15,017
S & P Real Asset Index - $15,381

____________

(a)  Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical period.

(b)  Total return is calculated using the net asset value of the Fund on the beginning and ending date of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value. The Fund intends to make regular quarterly distributions to shareholders. The level of quarterly distributions is not fixed. Each distribution is based upon both actual and estimated cash flows received from the Fund’s investments as well as the tax requirements under which it operates and therefore may ultimately include returns of capital. Returns are not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the repurchase of Fund shares. The Fund’s gross expense ratio as of its Prospectus dated July 29, 2025 was 1.87%.

(c)  The index is unmanaged and is not available for direct investment. Its performance does not reflect the expenses associated with the active management of a portfolio.

(d)  Represents the total return of the index from the Fund’s inception date.

Harrison STREET REAL ASSETS FUND LLC Fund Performance March 31, 2026 (Unaudited) (concluded)

Definitions & Index Descriptions

S&P Real Assets Index is an unmanaged index designed to measure global property, infrastructure, commodities, and inflation-linked bonds using liquid and investable component indices that track public equities, fixed income, and futures. It is not possible to invest directly in an index.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real Assets entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real assets. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Harrison Street Real Assets Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Harrison Street Real Assets Fund LLC (formerly, Versus Capital Real Assets Fund LLC ) (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, underlying fund managers and brokers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor of one or more investment companies in the Fund’s investment company group since 2011.

Philadelphia, Pennsylvania
May 29, 2026

HARRISON STREET REAL ASSETS FUND LLC Schedule of Investments March 31, 2026
Number of Shares		Value
Private Investment Funds(a) – 87.2%
	Diversified – 87.2%
90,545	AEW Cold Storage Properties Fund LP(b)	$98,798,948
8,709	AgriVest Farmland Fund, Inc.	20,366,833
31,508	Blackstone Infrastructure Partners LP	81,520,000
92,764	BTG Pactual Open Ended Core U.S. Timberland Fund LP	159,671,870
—	Ceres Farmland Holdings LP(b)(c)	126,300,281
—	DigitalBridge AI Infrastructure B LP(d)	9,550,832
—	DigitalBridge AI Infrastructure D LP(e)	14,944,479
69,443,026	DigitalBridge Credit LP(b)	28,826,033
27,610,598	Global Diversified Infrastructure Fund	52,350,831
62,490	Hancock Timberland and Farmland Fund LP	68,294,688
199,608	Harrison Street Infrastructure Fund LP(b)(g)	285,156,443
156,180	IFC Core Farmland Fund LP(f)(g)	196,711,661
—	Infrastructure Debt Fund III LP(b)(h)	6,475,445
112,965	Jamestown Timberland Fund(g)(i)	162,335,819
52,082	Macquarie Global Infrastructure Fund	65,384,275
95,288	National Data Center Fund, LLC(b)	159,052,772
81,710	Nuveen – Global Farmland Fund(b)	77,181,941
—	RMS Evergreen U.S. Forestland Fund LP(b)(j)	73,229,629
53,006	Stockbridge Niche Logistics Fund LP(b)	78,492,683
62,171	U.S. Core Farmland Fund LP(g)(i)	98,697,649
—	Versus Capital Real Assets Sub-REIT II, LLC(g)(k)(l)	45,489,826
	Total Private Investment Funds	1,908,832,938
	(Cost $1,545,332,631)
Common Stocks – 19.7%
	Airport Develop/Maintenance – 0.9%
268,464	Aena SME S.A. (Spain)(m)	7,942,277
304,125	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	7,502,587
123,966	Japan Airport Terminal Co., Ltd. (Japan)	4,104,181
		19,549,045
	Building-Heavy Constructions – 0.6%
429,097	Cellnex Telecom S.A. (Spain)(m)	13,796,917
	Electric-Distribution – 1.6%
59,231	Eversource Energy	4,103,524
1,351,948	National Grid, PLC (United Kingdom)	22,821,526
74,393	Sempra	7,228,768
		34,153,818
	Electric-Generation – 0.2%
111,491	SSE, PLC (United Kingdom)	3,854,165
	Electric-Integrated – 5.6%
525,882	CenterPoint Energy, Inc.	22,697,067
66,464	CMS Energy Corp.	5,156,277
599,387	Equatorial S.A. (Brazil)	4,717,660
57,877	Evergy, Inc.	4,741,284
405,403	FirstEnergy Corp.	20,537,716
23,337	IDACORP, Inc.	3,336,491
416,019	NextEra Energy, Inc.	38,639,845
1,272,995	PG&E Corp.	22,366,522
		122,192,862
Number of Shares		Value
	Electric-Transmission – 0.7%
98,846	Elia Group S.A. (Belgium)	$15,182,035
	Gas-Distribution – 1.9%
1,293,695	Italgas SpA (Italy)	15,069,633
447,832	NiSource, Inc.	20,895,841
57,302	Southwest Gas Holdings, Inc.	4,979,544
		40,945,018
	Oil Comp-Exploration & Production – 0.1%
1,760,211	Kunlun Energy Co., Ltd. (Hong Kong)	1,608,393
	Pipelines – 2.7%
21,420	Cheniere Energy, Inc.	6,078,139
80,991	Targa Resources Corp.	20,306,873
129,600	TC Energy Corp. (Canada)	8,115,489
328,699	Williams Cos., Inc.	23,922,713
		58,423,214
	REITS-Diversified – 1.0%
226,151	Crown Castle Inc., REIT	18,388,338
4,470	Equinix, Inc., REIT	4,381,673
		22,770,011
	Transport-Rail – 3.9%
580,530	CSX Corp.	23,830,756
819,726	East Japan Railway Co. (Japan)	18,748,331
834,124	Getlink SE (France)	17,998,645
871,951	Rumo S.A. (Brazil)	2,735,420
92,585	Union Pacific Corp.	22,462,973
		85,776,125
	Warehousing & Harbor Transportation Service – 0.2%
455,042	International Container Terminal Services, Inc. (Philippines)	5,158,969
	Water – 0.3%
3,933,955	Guangdong Investment Ltd. (Hong Kong)	3,940,226
542,932	Pennon Group, PLC (United Kingdom)	3,828,982
		7,769,208
	Total Common Stocks	431,179,780
	(Cost $363,052,255)
Warrants – 0.0%
	Diversified – 0.0%
1	Spearmint Renewable Development Company, LLC(k)(n)	—
	Total Warrants	—
	(Cost $0)
Investment Companies/ETFs – 4.7%
	Diversified – 4.7%
3,830,316	Harrison Street Infrastructure Active ETF(g)	102,038,469
	Total Investment Companies/ETFs	102,038,469
	(Cost $100,249,080)

See accompanying notes to financial statements.

HARRISON STREET REAL ASSETS FUND LLC Schedule of Investments March 31, 2026 (concluded)
Principal Amount		Value
Private Debts(a)(k) – 0.5%
	Energy Transition – Battery Storage – 0.5%
	Spearmint Renewable Development Company, LLC, Tranche A
$ 2,300,979	13.75%, 6/9/2027(o)	$2,316,626
	Spearmint Renewable Development Company, LLC, Tranche B
9,318,063	10.75%, 9/9/2026(o)	9,318,063
	Total Private Debts	11,634,689
	(Cost $11,610,089)
Number of Shares
Short-Term Investments – 0.4%
8,850,561	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class, 3.55%	8,850,561
	Total Short-Term Investments	8,850,561
	(Cost $8,850,561)
	Total Investments – 112.5%	2,462,536,437
	(Cost $2,029,094,616)
	Liabilities in excess of Other Assets – (12.5)%	(272,957,278)
	Net Assets – 100.0%	$2,189,579,159

____________

(a)   Restricted Securities.

(b)   The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.

(c)   Partnership is not designated in units. The Fund owns approximately 6.4% of this Fund.

(d)   Partnership is not designated in units. The Fund owns approximately 2.9% of this Fund.

(e)   Partnership is not designated in units. The Fund owns approximately 4.6% of this Fund.

(f)    The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(g)   Affiliated issuer.

(h)   Partnership is not designated in units. The Fund owns approximately 9.9% of this Fund.

(i)    The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(j)    Partnership is not designated in units. The Fund owns approximately 11.3% of this Fund.

(k)   Security value was determined by using significant unobservable inputs.

(l)    Investment is a wholly-owned and controlled subsidiary that is not designated in units.

(m)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $21,739,194, which represents 1.0% of Net Assets.

(n)   Non-income producing security.

(o)   Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

ETF - Exchange-Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Industry	% of Net Assets
Diversified	91.9%
Electric-Integrated	5.6%
Transport-Rail	3.9%
Pipelines	2.7%
Gas-Distribution	1.9%
Electric-Distribution	1.6%
REITS-Diversified	1.0%
Airport Develop/Maintenance	0.9%
Electric-Transmission	0.7%
Building-Heavy Constructions	0.6%
All Other Industries	1.7%
Liabilities in excess of Other Assets	(12.5)%
Total	100.0%

See accompanying notes to financial statements.

HARRISON STREET REAL ASSETS FUND LLC Statement of Assets and Liabilities March 31, 2026
Assets:
Non-affiliated investments in securities at value (cost $1,255,302,480)	$1,572,106,570
Affiliated investments in securities at value (cost $773,792,136)	890,429,867
Cash	211,703
Receivables:
Investment securities sold	10,741,743
Fund shares sold	1,128,715
Dividends and interest	7,619,412
Reclaims	594,569
Advisory fees waived	587,135
Prepaid expenses	68,003
Total Assets	2,483,487,717
Liabilities:
Payables:
Line of Credit borrowing	285,500,000
Advisory fees	6,451,863
Interest and Line of Credit fees	1,225,483
Investment securities purchased	364,588
Fund administration fees	177,442
Professional fees	100,320
Transfer agent fees and expenses	42,015
Custody fees	11,852
Accrued other expenses	34,995
Total Liabilities[1]	293,908,558
Net Assets	$2,189,579,159
Net Assets consist of:
Paid-in capital	$1,589,060,051
Total distributable earnings	600,519,108
Total Net Assets	$2,189,579,159
Net assets applicable to shares outstanding	$2,189,579,159
Shares of beneficial interest outstanding (unlimited authorization)	75,523,750
Net asset value price per share (Net Assets/Shares Outstanding)	$28.99

____________

1          See Note 10. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

HARRISON STREET REAL ASSETS FUND LLC Statement of Operations For the Year Ended March 31, 2026
Investment Income:
Dividends from non-affiliated investments (net of foreign withholding taxes of $671,265)	$40,541,677
Dividends from affiliated investments	18,139,635
Interest income	4,974,598
Total investment income	63,655,910
Expenses:
Advisory fees (Note 4)	27,867,830
Interest and Line of Credit fees (Note 8)	12,611,286
Professional Fees	823,222
Tax expense	815,216
Fund administration fees	758,536
Directors’ fees (Note 4)	384,968
Shareholder reporting fees	343,717
Transfer agent fees and expenses	265,151
Custody fees	164,141
Insurance fees	85,854
Registration fees	50,981
Other expenses	123,909
Total expenses	44,294,811
Advisory fees waived (Note 4)	(1,387,891)
Net expenses	42,906,920
Net investment income	20,748,990
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	100,653,318
Investments in affiliated issuers	46,728,194
Foreign currency transactions	(179,965)
Net realized gain	147,201,547
Net change in unrealized appreciation/(depreciation) on:
Investments	31,090,041
Investments in affiliated issuers	(20,711,635)
Foreign currency translations	23,622
Net change in unrealized appreciation/(depreciation)	10,402,028
Net realized and unrealized gain (loss)	157,603,575
Net Increase in Net Assets from Operations	$178,352,565

See accompanying notes to financial statements.

HARRISON STREET REAL ASSETS FUND LLC Statements of Changes in Net Assets
	Year Ended March 31, 2026	Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$20,748,990	$33,059,734
Net realized gain on investments, affiliated issuers and foreign currency transactions	147,201,547	96,380,901
Net change in unrealized appreciation on investments, affiliated issuers and foreign currency translations	10,402,028	12,765,484
Net increase (decrease) in net assets resulting from operations	178,352,565	142,206,119
Distributions to Shareholders from:
Net investment income and net realized gains	(112,848,112)	(79,316,698)
Total Distributions	(112,848,112)	(79,316,698)
Capital Transactions:
Shares issued	145,138,381	235,809,145
Reinvested dividends	15,112,176	10,553,179
Shares redeemed	(631,968,318)	(660,787,568)
Net decrease in net assets from capital transactions	(471,717,761)	(414,425,244)
Total decrease in net assets	(406,213,308)	(351,535,823)
Net Assets:
Beginning of period	2,595,792,467	2,947,328,290
End of period	$2,189,579,159	$2,595,792,467
Capital Share Transactions:
Shares sold	5,067,957	8,448,199
Shares issued in reinvestment of dividends	528,455	378,757
Shares redeemed	(22,017,512)	(23,648,239)
Net decrease in capital share transactions	(16,421,100)	(14,821,283)

See accompanying notes to financial statements.

Harrison Street Real Assets Fund LLC Statement of Cash Flows For the Year Ended March 31, 2026
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$178,352,565
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(575,493,106)
Proceeds from dispositions of investment securities	1,056,337,442
Net sales of short-term investment securities	13,335,673
Net accretion of discount	(115,106)
Net realized (gain)/loss from:
Investments sold	(147,381,512)
Foreign currency transactions	179,965
Net change in unrealized appreciation on:
Investments	(10,378,406)
Foreign currency	(23,622)
Change in operating assets and liabilities:
Receivables:
Investments sold	(10,721,180)
Fund shares sold	(1,026,041)
Reclaims	(75,663)
Due from Advisor	(587,135)
Prepaid expenses	19,175
Dividends and interest	(1,272,378)
Payables:
Advisory fees	(1,090,407)
Accrued other expenses	(136,745)
Transfer agent fees and expenses	(18,188)
Custody fees	(12,390)
Professional fees	(16,133)
Investment securities purchased	364,588
Accounting and administration fees	(60,886)
Interest and Line of Credit fees	250,847
Net cash provided by operating activities	500,431,357

Cash flows from financing activities:
Proceeds from line of credit	724,000,000
Repayment of line of credit	(639,500,000)
Proceeds from shares issued	145,138,381
Payments for shares redeemed	(631,968,318)
Distributions paid (net of reinvestment of dividends)	(97,735,936)
Net cash used by financing activities	(500,065,873)
Effect of exchange rate changes in cash	(156,343)

Net change in cash	209,141
Cash and foreign currency at beginning of period	2,562
Cash and foreign currency at end of period	$211,703

Supplemental schedule of cash activity:
Interest expense on borrowings	$12,611,286

Supplemental schedule of non-cash activity:
Interest and line of credit fees paid during the period	$12,360,439
Reinvestment of distributions	15,112,176

See accompanying notes to financial statements.

Harrison Street Real Assets Fund LLC Financial Highlights
	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of period	$28.23	$27.61	$27.56	$27.72	$25.70
Income from Investment Operations:
Net investment income[1]	0.25	0.33	0.26	0.17	0.22
Net realized and unrealized gain	1.85	1.07	0.55	0.43	2.55
Total from investment operations	2.10	1.40	0.81	0.60	2.77
Less Distributions from:
Net investment income and net realized gains	(1.34)[2]	(0.78)	(0.02)	(0.37)	(0.44)
Return of capital	—	—	(0.74)	(0.39)	(0.31)
Total distributions	(1.34)	(0.78)	(0.76)	(0.76)	(0.75)
Net asset value, end of period	$28.99	$28.23	$27.61	$27.56	$27.72

Total return	7.52%	5.13%	3.25%	2.49%	10.91%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,189,579	$2,595,792	$2,947,328	$3,029,389	$2,674,715
Ratio of expenses to average net assets:
Ratios of gross expenses to average net assets	1.83%	1.60%	1.36%	1.31%	1.29%
Ratios of net expenses to average net assets	1.77%	1.60%	1.36%	1.31%	1.29%
Ratio of net investment income to average net assets	0.86%	1.19%	0.95%	0.63%	0.82%
Portfolio turnover rate	22.79%	19.89%	18.53%	19.47%	16.90%

____________

1           Per Share amounts are calculated based on average outstanding shares.

2           Includes one-time distribution of net realized gains of $0.32 per share paid on December 29, 2025.

Credit Facility	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022
Senior securities, end of period (000’s)	$285,500	$201,000	$105,000	N/A	N/A
Asset coverage, per $1,000 of senior security principal amount	8,669	13,914	29,070	N/A	N/A
Asset coverage ratio of senior securities	867%	1391%	2907%	N/A	N/A

See accompanying notes to financial statements.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026

NOTE 1. ORGANIZATION

Harrison Street Real Assets Fund LLC (the “Fund”, formerly named Versus Capital Real Assets Fund LLC) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets. “Real Returns” are defined as total returns adjusted for the effects of inflation. The Fund attempts to achieve this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct investments into timberland and agriculture/farmland assets. The Fund will maintain voting control of the Subsidiary. The Subsidiary will be a real estate investment trust (“Sub-REIT”) and the Fund shall report its investment in the Sub-REIT in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REIT shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REIT will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Harrison Street Private Wealth LLC (the ‘‘Adviser’’), (formerly named Versus Capital Advisors LLC).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all, or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

As of and during the year ended March 31, 2026, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The $815,216 of tax expense shown on the Statement of Operations represents excise tax incurred with respect to calendar year 2025. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2026, permanent differences identified and reclassified among the components of net assets were to decrease undistributed net investment income by $20,177,361, to increase accumulated net realized gain by $20,660,532 and to decrease paid-in-capital by $483,171.

For the year ended March 31, 2026, tax character of the distribution paid by the Fund was $0 of ordinary income dividends, $112,848,112 of long-term capital gains, and $0 of return of capital. For the year ended March 31, 2025, the tax character of the distribution paid by the Fund was approximately $10,929,000 of ordinary income dividends, approximately $68,388,000 of long-term capital gains, and approximately $0 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses. As of March 31, 2026, the Fund had no capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2026, the Fund had no qualified late year losses.

As of March 31, 2026, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were $583,270,111, $(55,803,131) and $527,466,980, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2026, was $1,935,069,459.

As of March 31, 2026, the Fund had undistributed ordinary income and undistributed long-term capital gains of $11,865,083 and $61,173,639, respectively. Additionally, foreign currency transactions represented $13,406.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting - The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Adviser’s Investment Committee acts as the Fund’s CODM. The Investment Committee is comprised of members of portfolio management and other senior executives. The Fund’s revenue is derived from investments in a portfolio of securities. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of the Fund’s investment objectives which are executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, net income, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segments’ performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. The total return and performance of each Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

Recent Accounting Pronouncements - In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)–Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

NOTE 3. SECURITIES VALUATION

The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in publicly traded, domestic equity securities including certain preferred stock, exchange-traded funds and closed end funds that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing Net Asset Value (“NAV”). Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.

The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.

The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.

The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.

In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The March 31, 2026 Schedule of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2026 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Sub-REIT Investment - The Fund has adopted procedures pursuant to which the Fund will value its investment in the Sub-REIT at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Private Investment Funds.

At March 31, 2026, Versus Capital Real Assets Sub-REIT II LLC owned: almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $22.3 million, net of property level debt; and a hazelnut property in Benton County, Oregon fair valued at approximately $20.4 million.

Fair Value Measurements:    The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical securities
• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2026 is as follows:

Investments Type*	Level 1	Level 2	Level 3		NAV as a Practical Expedient	Total
Private Investment Funds	$—	$—	$45,489,826		$1,863,343,112	$1,908,832,938
Common Stocks	297,125,500	134,054,280	—		—	431,179,780
Warrants	—	—	—	**	—	—
Investment Companies / ETFs	102,038,469	—	—		—	102,038,469
Private Debts	—	—	11,634,689		—	11,634,689
Short-Term Investments	8,850,561	—	—		—	8,850,561
Total Investments	$408,014,530	$134,054,280	$57,124,515		$1,863,343,112	$2,462,536,437

____________

*      See Schedule of Investments for industry breakout.

**    Securities valued at $0.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment Type	Balance as of 3/31/2025		Purchases	Sales*	Accretion and Amortization	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of 3/31/2026
Private Investment Funds (Sub-REIT)	$49,969,662		$—	$(5,800,000)	$—	$—	$1,320,164	$45,489,826
Private Debts	39,755,462		631,037	(28,600,793)	99,843	282,786	(533,646)	11,634,689
Warrants	—	**	—	—	—	—	—	—	**
Total	$89,725,124		$631,037	$(34,400,793)	$99,843	$282,786	$786,518	$57,124,515

____________

*      Includes return of capital.

**    Securities valued at $0.

For the year ended March 31, 2026, the total change in unrealized appreciation/(depreciation) on Level 3 securities still held at the end of the year was $(5,013,482).

The Sub-REIT is categorized as Level 3 of the fair value hierarchy and its fair value is largely based upon the externally appraised values of the underlying properties that it holds. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REIT. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at March 31, 2026:

Investment Type	Fair Value 3/31/2026		Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Private Investment Funds (Sub-REIT)	$45,489,826		Discounted Cash Flow	Discount Rate	6.5% – 7.5%	7.14%
			Income Capitalization Approach	Cap Rate	2.00% – 7.25%	4.37%
			Sales Comparison Approach	Price Per Net Acre	$22,000 – $26,000	$22,293

Private Debts	11,634,689		Amortized Cost	N/A	$1.00	$1.00
			Discounted Cash Flow	Discount Rate	13.81%	13.81%

Warrants	—	*	Intrinsic Value	Redemption Price	$0.00	—
Total	$57,124,515

____________

*      Securities valued at $0.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Harrison Street Private Wealth LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.15% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $27,867,830 for the year ended March 31, 2026. Effective July 28, 2025, the Adviser agreed to voluntarily waive a portion of the Investment Management Fee equal to the management fees paid by the Fund to Harrison Street Infrastructure Fund LP. Effective January 30, 2026 the Adviser contractually agreed to waive a portion of the Investment Management Fee in an amount equal to the management fees the Adviser receives from the Fund’s investment in Harrison Street Infrastructure Active ETF, an investment also advised by the Adviser. The Adviser waived Fund fees of $1,387,891 for the year ended March 31, 2026.

The Adviser has retained the services of the following sub-advisers for the Fund: Brookfield Public Securities Group LLC, (“Brookfield”) and Lazard Asset Management LLC, (“Lazard”). Brookfield manages a specified portion of the Fund’s assets to be invested in domestic and international public and private securities, such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing). Lazard was not allocated any assets to manage during the year ended March 31, 2026 and its sub-advisory agreement expired pursuant to its terms on August 1, 2025. The Adviser incurred fees to Brookfield of approximately $2,687,439 for the year ended March 31, 2026. Fees paid to sub-advisers are based on the average net assets that they manage at an annual rate up to 0.60% and are paid by the Adviser from its Investment Management Fee.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of Private Investment Funds.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Risks of Investing in Investment Companies and ETFs. The Fund invests in shares of investment companies (including ETFs and money market funds), which invest in a wide range of instruments. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. In addition, the Fund faces the risk that its trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2026, the purchases and sales of investment securities, excluding short-term investments, were approximately $575,493,106 and $1,056,337,442, respectively.

NOTE 7. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 2 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow/require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. In addition, if the Repurchase Offer is oversubscribed, the Fund may offer to repurchase outstanding shares tendered by the estate of a deceased shareholder or such deceased shareholder’s descendants (an “Estate Offer”) in an additional amount, taking into account the liquidity of the Fund’s assets, up to 0.20% of the Fund’s outstanding shares. In the event an Estate Offer is oversubscribed, the Fund will repurchase the tendered Shares on a pro rata basis based on the number of Shares tendered by each shareholder participating in the Estate Offer.

Results of the Fund’s Repurchase Offers during the year ended March 31, 2026 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares
May 30, 2025	5%	4,641,235	8,945,885	60%	$154,578,379(a)
August 22, 2025	5	4,441,453	11,376,554	47%	153,794,263(b)
November 21, 2025	6	5,082,140	10,642,528	51%	157,647,678(b)
February 27, 2026	5	4,047,557	10,988,190	51%	165,947,998(b)

____________

(a)  Includes the value of shares repurchased under an estate offer of 0.10% of the Fund’s outstanding shares. The offer was not oversubscribed and processed in full.

(b)  Includes the value of shares repurchased under an estate offer of 0.20% of the Fund’s outstanding shares. The offer was not oversubscribed and processed in full.

NOTE 8. LINE OF CREDIT

The Fund has a line of credit (“LOC”) with Bank of America N.A. with borrowing capacity of $350,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 1.10%. In addition, the Fund incurs a Non-Utilization Fee equal to 0.25%-0.35% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”). All custody accounts are pledged as collateral.

The Fund incurred interest expense of $12,297,234 and other LOC fees equal to $314,052 during the year ended March 31, 2026. During the year ended March 31, 2026, the average daily amount of borrowings on the days that the Fund had an outstanding borrowing was $236,528,737 at an average interest rate of 5.17%. The Fund’s outstanding borrowings from the LOC were $285,500,000 at March 31, 2026 at a rate of 4.73%. The Fund complied with all covenants of the LOC during the year ended March 31, 2026.

NOTE 9. ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the LOC, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)

the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for a summary of the Fund’s asset coverage with respect to senior securities.

NOTE 10. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2026, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets
AEW Cold Storage Properties Fund LP	5/4/2022	90,545	—	$102,617	$98,799	$—	4.5%
AgriVest Farmland Fund, Inc.	7/1/2019	8,709	—	17,345	20,367	—	0.9%
Blackstone Infrastructure Partners LP	3/31/2019	31,508	—	43,473	81,520	10,000	3.7%
BTG Pactual Open Ended Core U.S. Timberland Fund LP	9/18/2017	92,764	—	105,134	159,672	—	7.3%
Ceres Farmland Holdings LP	11/6/2017	—	6.4%	64,524	126,300	—	5.8%
DigitalBridge AI Infrastructure B LP	1/24/2025	—	2.9%	8,341	9,551	7,469	0.4%
DigitalBridge AI Infrastructure D LP	1/24/2025	—	4.6%	13,040	14,944	11,683	0.7%
DigitalBridge Credit LP	12/19/2022	69,443,026	—	44,094	28,826	27,181	1.3%
Global Diversified Infrastructure Fund	9/18/2017	27,610,598	—	46,366	52,351	—	2.4%
Hancock Timberland and Farmland Fund LP	9/18/2017	62,490	—	65,283	68,295	—	3.1%
Harrison Street Infrastructure Fund LP	7/2/2018	199,608	—	217,378	285,156	—	13.0%
IFC Core Farmland Fund LP	10/25/2019	156,180	—	180,947	196,712	—	9.0%
Infrastructure Debt Fund III LP	3/31/2019	—	9.9%	8,088	6,475	—	0.3%
Jamestown Timberland Fund	7/2/2018	112,965	—	126,446	162,336	—	7.4%
Macquarie Global Infrastructure Fund	3/15/2022	52,083	—	52,873	65,384	—	3.0%
National Data Center Fund, LLC	4/1/2021	95,288	—	100,032	159,053	—	7.3%
Nuveen – Global Farmland Fund	7/28/2020	81,710	—	80,170	77,182	53,757	3.5%
RMS Evergreen U.S. Forestland Fund LP	9/18/2017	—	11.3%	49,153	73,230	—	3.3%
Spearmint Renewable Development Company, LLC, Tranche A	1/19/2024	1,190,170	—	1,185	1,198	—	0.1%
Spearmint Renewable Development Company, LLC, Tranche A	1/19/2024	1,110,809	—	1,107	1,118	—	0.1%
Spearmint Renewable Development Company, LLC, Tranche B	1/19/2024	4,884,334	—	4,884	4,884	—	0.2%
Spearmint Renewable Development Company, LLC, Tranche B	1/19/2024	4,433,729	—	4,434	4,434	—	0.2%
Stockbridge Niche Logistics Fund LP	4/2/2024	53,006	—	80,559	78,493	—	3.6%
U.S. Core Farmland Fund LP	9/18/2017	62,172	—	81,214	98,698	—	4.5%
Versus Capital Real Assets Sub-REIT II, LLC	9/29/2017	—	100.0%	58,256	45,490	—	2.1%
				$1,556,943	$1,920,468	$110,090	87.7%

____________

(a)  The securities include Investment Funds, private debt investments, and a wholly-owned REIT subsidiaries. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The Fund has also invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets.

(b)  Initial acquisition date as shares are purchased at various dates.

(c)  Unfunded Commitments to Investment Funds approximate their fair values.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (continued)
Security	Redemption Request(a)	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(b)
AEW Cold Storage Properties Fund LP		None	The fund may offer redemption requests with new capital raise periods.	N/A
AgriVest Farmland Fund, Inc	Full	None	The fund does not have formal redemption notice or lock-up periods.	Quarterly
Blackstone Infrastructure Partners LP		None	Contributions have a three-year lock-up.	Quarterly
BTG Pactual Open Ended Core U.S. Timberland Fund LP	Partial	None	Contributions have a two-year lock-up.	Quarterly
Ceres Farmland Holdings LP		None	Contributions have a one-year lock-up.	Annually
DigitalBridge AI Infrastructure B LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
DigitalBridge AI Infrastructure D LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
DigitalBridge Credit LP		Full	Closed-end fund which terminates July 31, 2031 subject to one additional one-year extension at the discretion of the fund’s manager.	N/A
Global Diversified Infrastructure Fund		None	Contributions have a three-year lock-up. Full redemptions will be paid over 3 years.	Semi-Annually
Hancock Timberland and Farmland Fund LP	Partial	Partial	Contributions have a three-year lock-up.	Annually
Harrison Street Infrastructure Fund LP		None	Contributions have no lock-up.	Quarterly
IFC Core Farmland Fund LP	Partial	Partial	Contributions have a five year lock up.	Semi-Annually
Infrastructure Debt Fund III LP		Full	Closed-end fund which terminates February 12, 2026 subject to two additional one-year extensions at the discretion of the fund’s manager.	N/A
Jamestown Timberland Fund	Full	None	Initial contributions have a four-year lock-up.	Quarterly
Macquarie Global Infrastructure Fund		Full	The first $50 million of contributions are subject to an initial lock-up period expiring in March 2027.	Quarterly
National Data Center Fund, LLC	Partial	Partial	Contributions have a five-year lock-up.	Quarterly
Nuveen — Global Farmland Fund		Partial	Contributions have a three-year lock-up.	Annually
RMS Evergreen US Forestland Fund LP		None	Contributions have a three-year lock-up.	Semi-Annually
Stockbridge Niche Logistics Fund LP		Full	Contributions have a two-year lock-up.	Quarterly
US Core Farmland Fund LP	Partial	Partial	Contributions have a five-year lock-up.	Quarterly
Versus Capital Real Assets Sub-REIT ll, LLC		Full	The security is a wholly-owned REIT subsidiary of the Fund.	N/A

____________

(a)  The Fund submitted a redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(b)  The investment funds provide redemptions at the frequency listed at the investment managers discretion.

HARRISON STREET REAL Assets FUND LLC Notes to Financial Statements March 31, 2026 (concluded)

NOTE 11. AFFILIATED ISSUERS

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2026:

Affiliated Investment	Affiliated Value at 3/31/2025	Additions	Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)		Affiliated Value at 3/31/2026	Dividend Income	Shares Held at 3/31/2026
BTG Pactual Open Ended Core U.S. Timberland Fund LP*	$279,628,256	$—	$(233,601,774)**	$34,448,628	$(80,475,110	)***	$—	$—	92,764
Harrison Street Infrastructure Active ETF	—	100,249,080	—	—	1,789,389		102,038,469	220,729	3,830,316
Harrison Street Infrastructure Fund LP	—	224,999,913	(9,975,661)	2,353,722	67,778,469		285,156,443	10,334,518	199,608
IFC Core Farmland Fund LP	195,593,093	—	—	—	1,118,568		196,711,661	2,959,724	157,385
Jamestown Timberland Fund	166,956,795	—	(12,000,000)	3,436,667	3,942,357		162,335,819	1,013,557	112,965
US Core Farmland Fund LP	128,393,944	—	(20,000,000)	6,489,177	(16,185,472)		98,697,649	1,661,107	68,478
Versus Capital Real Assets Sub-REIT II, LLC****	49,969,662	—	(5,800,000)	—	1,320,164		45,489,826	1,950,000	—
Total	$820,541,750	$325,248,993	$(281,377,435)	$46,728,194	$(20,711,635)		$890,429,867	$18,139,635

____________

*        Security was no longer affiliated as of 3/31/2026.

**      Comprised of $3,467,910 return of capital distribution, $125,000,000 redemption payment and $105,133,864 reporting reallocation from “Affiliated Securities at value” to “Non-Affiliated Investments in securities at value” per the Statement of Assets and Liabilities.

***    Includes $54,538,006 reporting reallocation from “Affiliated Securities at value” to “Non-Affiliated Investments in securities at value” per the Statement of Assets and Liabilities.”

****  Security value was determined by using significant unobservable inputs.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no subsequent events to report.

HARRISON STREET REAL ASSETS FUND LLC Additional Information March 31, 2026 (Unaudited)

SECURITY PROXY VOTING

The Fund has delegated proxy voting authority to the Adviser and to the Sub-Adviser for assets they manage, in accordance with established proxy voting guidelines. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

TAX INFORMATION

For the year ended March 31, 2026, the Fund designates $112,848,113 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the year ended March 31, 2026, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended March 31, 2026, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

HARRISON STREET REAL ASSETS FUND LLC Additional Information March 31, 2026 (Unaudited) (continued)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors(4)
Richard J. McCready; 1958	Lead Independent Director	Lead Independent Director (March 2020 – present); Independent Director since inception	President of The Davis Companies (Real Estate) (2014 – 2022).	3	0
Robert F. Doherty; 1964	Independent Director	Since inception	Chief Financial Officer of Sustainable Living Partners (Building technology company) (2018 – present); and Partner of Renova Capital Partners (Venture Capital & Private Equity) (2010 – 2022).	3	0
Jeffry A. Jones; 1959	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	3	0
Paul E. Sveen; 1961	Independent Director	Since inception	Chief Financial Officer of Paytient Technologies (Healthcare Technology) (October 2024 – present); Beam Technologies (Insurtech) (February 2020 – September 2024); and Chief Financial Officer of Paypal’s merchant lending platform (2018 – 2020).	3	0
Susan K. Wold; 1960	Independent Director	Since August 2022	Senior Vice President, Global Ombudsman and Head of North American Compliance of Janus Henderson Investors (2017 – 2020); Vice President, Chief Compliance Officer and Anti Money Laundering Officer for Janus Investment Fund, Janus Aspen Series, Janus Detroit Street Trust, and Clayton Street Trust (2017 – 2020).	3	ALPS ETF Trust 24 funds
Interested Directors(5)
Casey Frazier; 1977	Chair of the Board; Director; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 – present); Chief Investment Officer of Harrison Street Infrastructure Income Fund (2023 – present); and Chief Investment Officer of Harrison Street Real Estate Fund LLC (2011 – present).	3	0

____________

(1)        The address of each member of the Board is: c/o Harrison Street Real Assets Fund LLC, 5050 S. Syracuse Street, Denver, Colorado 80237.

(2)        Each Director will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

HARRISON STREET REAL ASSETS FUND LLC Additional Information March 31, 2026 (Unaudited) (continued)

(3)        The term “Fund Complex” as used herein includes the Fund, Harrison Street Real Estate Fund LLC and Harrison Street Infrastructure Income Fund, and Harrison Street Infrastructure Active ETF. The Directors are not responsible for the oversight of Harrison Street Infrastructure Active ETF.

(4)        “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5)        “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

Additional information about the Directors is available in the Fund’s Statement of Additional information.

OFFICERS

The address, year of birth, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; 1970	Chief Executive Officer	Since inception

Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Harrison Street Infrastructure Income Fund (2023 to present); and Chief Executive Officer of Harrison Street Real Estate Fund LLC (2011 to present).

William R. Fuhs, Jr.; 1968	President	Since inception	President of the Adviser (2010 to present); President of Harrison Street Infrastructure Income Fund (2023 to present); and President of Harrison Street Real Estate Fund LLC (2016 to present).
Casey Frazier; 1977	Chief Investment Officer	Since inception

Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Harrison Street Infrastructure Income Fund (2023 to present); and Chief Investment Officer of Harrison Street Real Estate Fund LLC (2011 to present).

Robert Becker; 1969	Deputy Chief Investment Officer	Since February 2025

Head of Real Asset of the Adviser (January 2025 to Present); Chief Investment Strategist, Managing Director of the Adviser (April 2024 to Present); Director at Eversource Energy from October 2022 to March 2024; Senior Vice President at Cohen & Steers from December 2003 to March 2022.

Brian Petersen; 1970	Chief Financial Officer; Treasurer	Since August 2019

Chief Financial Officer and Chief Operating Officer of the Adviser (January 2022 to present); Managing Director, Fund Financial Operations of the Adviser (July 2019 to December 2021); Chief Financial Officer and Treasurer of Harrison Street Infrastructure Income Fund (2023 to present); and Chief Financial Officer of Harrison Street Real Estate Fund LLC (August 2019 to present).

HARRISON STREET REAL ASSETS FUND LLC Additional Information March 31, 2026 (Unaudited) (concluded)
Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Dustin C. Rose; 1983	Assistant Treasurer	Since November 2021

Director of Fund Financial Operations of the Adviser (2020 to present); Assistant Treasurer of Harrison Street Infrastructure Income Fund (2023 to present); Assistant Treasurer of Harrison Street Real Estate Fund LLC (November 2021 to Present); and Assistant Vice President of OFI Global Asset Management, Inc. (2016 to 2020).

Kelly McEwen; 1984	Assistant Treasurer; Secretary	Assistant Treasurer since November 2022; Secretary since February 2026

Managing Director of the Adviser (January 2026 to present), Director, Fund Financial Operations of the Adviser (January 2022 to January 2026); Assistant Treasurer of Harrison Street Infrastructure Income Fund (2023 to present); Assistant Treasurer of Harrison Street Real Estate Fund LLC (November 2022 to present); Secretary of Harrison Street Infrastructure Income Fund and Harrison Street Real Estate Fund LLC (February 2026 to present); Vice President of SS&C ALPS and Treasurer/Principal Financial Officer of various investment companies (April 2020 to May 2021); and Fund Controller of SS&C ALPS (August 2019 to May 2021).

Jill Varner; 1990	Chief Compliance Officer	Since July 2023

Chief Compliance Officer of Harrison Street Infrastructure Income Fund, Harrison Street Real Estate Fund LLC and the Adviser (July 2023 to present); Secretary of Harrison Street Infrastructure Income Fund and Harrison Street Real Estate Fund LLC (July 2023 to February 2026); Deputy Chief Compliance Officer of the Adviser (February 2022 to July 2023); Assistant Secretary of Harrison Street Real Estate Fund LLC (August 2020 to July 2023); and Director of Compliance and Operations of the Adviser (August 2019 to February 2022).

____________

(1)        The address of each officer of the Fund is: c/o Harrison Street Real Assets Fund LLC, 5050 S. Syracuse Street, Denver, Colorado 80237.

(2)        Each officer will serve for the duration of the Fund, or until his or her death, resignation, termination, removal or retirement.

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)	The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://harrisonstpw.com/wp-content/uploads/Joint-Code-of-Ethics.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $77,500 for 2025 and $82,100 for 2026.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $6,423 for 2025 and $7,333 for 2026.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $43,089 for 2025 and $43,032 for 2026.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $143,349 for 2025 and $103,309 for 2026.

The nature of the services include audit work for and review of federal and state tax returns of the registrant’s non-consolidated Sub-REIT investment subsidiary.

(e)(1)	The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002).

The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $10,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2025 and 0% for 2026

(c)	0% for 2025 and 0% for 2026

(d)	N/A

(f)	Not Applicable.

(g)	There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $192,860.99 for fiscal 2025 and $153,674 for fiscal 2026.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in Private Funds, which have investors other than the Fund. The Fund may invest some of its assets in non-voting securities of Private Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. For assets sub-advised by the Sub-Advisers, the Adviser has delegated its authority to vote proxies to those Sub-Advisers. The proxy voting policies and procedures of the Adviser and the Sub-Advisers are set forth on Appendix A to the Fund's SAI. Private Funds typically do not submit matters to investors for vote; however, if a Private Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Private Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

●	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

●	The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

●	The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

●	The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of the Adviser’s Chief Compliance Officer.

●	The Adviser’s Chief Compliance Officer will work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

●	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

●	If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

○	disclosing the conflict to the Board and obtaining the consent of the Board before voting;

○	engaging another party on behalf of the Fund to vote the proxy on its behalf;

○	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

○	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (877) 200-1878 and is available on the Fund’s website https://harrisonstpw.com/vcrrx/ and the SEC’s website at http://www.sec.gov.

Brookfield Public Securities Group LLC (“PSG”)

Proxy Voting Policy and Procedures

Effective and Approved as of August 23, 2018

Update as of March 2025

Brookfield Public Securities Group LLC and affiliates (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority. PSG is an Investment Advisers registered with the U.S. Securities Exchange Commission. PSG is an indirect wholly owned subsidiary of Brookfield Corporation and Brookfield Asset Management Ltd.

Policy & Procedures

It is the policy and practice of Brookfield Public Securities Group LLC (“PSG”) to vote proxies consistent with its: fiduciary duty, the PSG Proxy Voting Policy and Procedures, and the best interests of clients, in compliance with Rule 206(4)-6 under the Advisers Act. In most, if not all cases, the best interest of clients will mean that the proxy ballot proposals which PSG believes will maximize the value of portfolio securities will be approved.

PSG clients generally grant PSG the authority to vote proxies in accordance with PSG’s Proxy Voting Policy and Procedures. In meeting its fiduciary duty to clients, PSG will monitor corporate and regulatory events and to vote proxies consistent with the best interests of its clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences.

Accordingly, PSG generally votes proxies in a uniform manner for its clients and in accordance with this Policy and Procedures.

However, in certain cases, a PSG client will require PSG to vote proxies on behalf of that client’s account or fund in accordance with the client’s proxy voting policy and procedures.

Proxy Voting Working Group

PSG has established a cross-functional Proxy Voting Working Group. The Proxy Voting Working Group is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in the voting of proxies relating to securities held in client accounts.

The PSG Proxy Voting Working Group meets regularly with representatives of the: Legal, Compliance, Operations, and Investment Teams.

Proxy Voting Controls

PSG has engaged Institutional Shareholder Services Inc. (“ISS”), an independent, third party, subject matter expert to act as our agent to vote proxies. PSG generally adopts ISS’ Proxy Voting Guidelines as the PSG’s proxy voting guidelines after review, consideration and determinations, if any, made by the PSG Proxy Voting Working Group (“PSG Proxy Voting Guidelines”). PSG believes that having an independent third party’s framework, background information, recommendations and analysis helps to ensure that all proxy voting decisions are made by PSG in the best interest of PSG’s clients.1 Unless otherwise specifically provided in the agreement between the client and PSG, ISS will generally be responsible for voting on proxy ballot issues as the agent of PSG pursuant the PSG Proxy Voting Guidelines as incorporated into this PSG Proxy Voting Policy and Procedures. A copy of the PSG Proxy Voting Guidelines is available upon request.

[1]	The “ISS Proxy Voting Guidelines” are opened to comment period annually, allowing the PSG Proxy Voting Working Group an opportunity to review, provide comments and incorporate current views and enables PSG to follow industry best practices. After such comment period ISS makes its Guidelines available to the public on their web site.

There may be instances in which a PSG investment professional may cast a vote different from an ISS recommendation if PSG has identified it would be in the best interest of its clients to do so. Such instances receive scrutiny from the Proxy Voting Working Group and are recorded for books and records.

Control of Possible Conflicts

PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

PSG will seek to identify material conflicts of interest that may arise between a company for which it votes proxies (“Company”) and PSG, such as the following relationships:

○	PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or

○	PSG provides or is seeking to provide material investment advisory or other services to a portfolio company or its affiliates whose management is soliciting proxies; or

○	PSG and the Company have a lending or other financial relationship.

PSG will recuse itself from any voting of proxies in the event a conflict is identified. PSG will instruct ISS to prohibit PSG to vote and will rely entirely on ISS to vote or take other appropriate action.

PSG must identify and assess material conflicts of interest which may arise between ISS and any company to which ISS provides services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes including ownership of ISS. On an annual basis PSG will conduct an on-site or virtual due diligence review of ISS.

Special Controls

Proxies relating to foreign securities held by Clients are also subject to the PSG Proxy Voting Policy and

Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.”

If PSG votes on the proxy, share-blocking may prevent PSG from selling the shares of the foreign security for a period. In determining whether to vote proxies subject to such restrictions, PSG, in consultation with the PSG Proxy Voting Working Group, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period” PSG would like to sell the affected foreign security, PSG, in consultation with the PSG Proxy Voting Working Group, will attempt to recall the shares (as allowable within the market timeframe and practices).

Sometimes securities held in client accounts will be the subject of class action lawsuits. PSG actively seeks out any open and eligible class action lawsuits for client accounts. To this end, PSG has retained a third-party service provider to review class action lawsuits, determine client account’s eligibility, file claim forms and other required documentation monitor progress and ultimate resolution of class actions, and ensure receipt of class action proceeds and payment to client accounts.

Proxy Voting Testing and Oversight

Representatives of the PSG Proxy Voting Working Group monitor the actions taken by the third-party proxy voting agent through the ISS web portal.

PSG will, on an annual basis, perform due diligence of ISS. Cross functional representatives from both PSG and ISS participate to:

○	Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts.

○	Discuss or propose any changes or additions to the services provided.

○	Discuss any material business issues of ISS which may impact the services it provides to PSG including any possible conflicts.

○	Discuss regulatory changes that impact both ISS and PSG and corresponding steps leading to compliance.

○	Review independent audit reports.

Special Considerations for Reporting to Fund Boards

PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

○	Any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures;

○	Any proxy votes made by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

○	In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

○	The PSG Proxy Voting Working Group shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any material amendments to the PSG Proxy Voting Policy and Procedures (including the material changes to the PSG Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and approval.

Special Considerations for Books & Records

○	PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to: The PSG Proxy Voting Policy and Procedures, as amended from time to time;

○	Records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX filings for each of the (i) Brookfield Funds, and (ii) PSG, as applicable; and

○	Records of written client requests for proxy voting information and any written responses of PSG to such requests; and any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

○	PSG maintains a separate “PSG Books and Records Policy and Procedures” which is available upon request.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2026, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Harrison Street Private Wealth LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Portfolio Manager Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of the Adviser. Mr. Frazier is the Chairman of the Adviser’s Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Robert Becker	Chief Investment Strategist and Managing Director of Investments	January 2025	Head of Real Assets of the Adviser (January 2025 to Present); Chief Investment Strategist, Managing Director of the Adviser (April 2024 to Present); Director at Eversource Energy from October 2022 to March 2024; Senior Vice President at Cohen & Steers from December 2003 to March 2022.
Kevin Nagy, CAIA	Director of Investments	July 2024	Director of Investments of the Adviser. Mr. Nagy has served as Director of Investments since 2024 and previously served as Senior Portfolio Analyst since joining the Adviser in 2019. Prior to joining the Adviser, Mr. Nagy was an Assistant Vice President in Callan LLC’s Real Assets Consulting Group from 2013-2019.
Eric Gorman	Managing Director of Investments	December 2025	Managing Director of Investments of the Adviser (October 2025 to Present). Prior to joining, he was a Managing Director at Aether Investment Partners (2017–2025), where he led private infrastructure and natural resource investments. He previously served as Head of Alternative Investments at U.S. Bank (2007–2016) and as a Alternative Investment Research Associate at Jeffrey Slocum & Associates (2001–2007).

Sub-Advisers

Brookfield Public Securities Group, LLC

Brookfield Public Securities Group LLC (“Brookfield”) serves as a sub-adviser for the Fund and has been managing real asset securities, including infrastructure securities, for 36 years. Brookfield is an indirect wholly owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada (“BAM ULC”). BAM ULC is a direct wholly owned subsidiary of Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management”). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 69% interest in Brookfield Asset Management. Brookfield is registered as an investment adviser under the Advisers Act.

Brookfield focuses on investments in publicly traded real asset securities including both equity and debt investments globally. Brookfield is located at Brookfield Place, 225 Liberty Street, New York, New York 10281 and maintains offices in Chicago, Dubai, Houston, London, Singapore and Toronto. Brookfield typically seeks to provide exposure to public infrastructure debt on behalf of the Fund. Brookfield is paid a sub-advisory fee by the Adviser that is assessed on a sliding scale from 0.35% down to 0.20% based on assets under management. Gaal Surugeon, Riley O’Neal, Tom Miller and Andrew Alexander are primarily responsible for the day-to-day management of the Fund’s assets allocated to Brookfield.

Name	Title	Portfolio Manager Since	Recent Experience
Gaal Surugeon, CFA	Managing Director, Portfolio Manager	2019	Mr. Surugeon is a Managing Director and Portfolio Manager. Prior to joining Brookfield in 2019, he was an Executive Director at Oppenheimer Asset Management where he served as manager of the firm’s multi-asset portfolios and Director of Asset Allocation and Research.
Riley O’Neal, CFA	Managing Director, Portfolio Manager	2016	Mr. O’Neal is a Managing Director and Portfolio Manager. Prior to joining Brookfield in 2016, he worked at multi-strategy hedge funds for four years focusing primarily on portfolio risk analytics and overall market risk.
Tom Miller, CFA	Managing Director, Portfolio Manager	2013	Mr. Miller is a Managing Director and Co-Head of the Global Listed Infrastructure platform. Prior to joining Brookfield in 2013,he worked at FactSet Research Systems working with institutional investment managers to incorporate portfolio analytics and risk management tools into their respective investment processes.
Andrew Alexander	Managing Director, Portfolio Manager	2008	Mr. Alexander is a Managing Director and Co-Head of the Global Listed Infrastructure platform. Prior to joining the firm in 2008, he was with SNL Financial where he specialized in the energy sector.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2026, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Harrison Street Private Wealth LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	3	$1.95 billion	3	$1.4 million	0	N/A
Robert Becker	1	$111 million	0	N/A	0	N/A
Kevin Nagy, CAIA	1	$1.49 billion	0	N/A	0	N/A
Eric Gorman	0	0	0	N/A	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
Robert Becker	0	N/A	0	N/A	0	N/A
Kevin Nagy, CAIA	0	N/A	0	N/A	0	N/A
Eric Gorman	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to (i) Harrison Street Real Estate Fund LLC and Harrison Street Infrastructure Income Fund, each a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, (ii) Harrison Street Infrastructure Active ETF, an exchange-traded fund, and (iii) three charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), and may provide investment advisory services to other funds and accounts in the future (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. The Adviser anticipates that the Fund and another Client Account could have overlapping portfolio holdings or that an investment opportunity would be appropriate for both portfolios. As such, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest.

Sub-Advisers

Brookfield Public Securities Group, LLC

As of March 31, 2026, in addition to the Fund, Brookfield’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets of Other Pooled Investment Vehicles	Number	Total Assets of Other Accounts
Tom Miller	3	$1,364.0 million	4	$8,640.2 million	369	$2,717.7 million
Andrew Alexander	3	$194.6 million	3	$322.1 million	15	$2,723.0 million
Riley O’Neal	2	$1,087.4 million	5	$585.5 million	16	$852.8 million
Gaal Surugeon	2	$1,087.4 million	5	$585.5 million	16	$852.8 million

Performance Fee Based Fee Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Tom Miller	0	$0	1	$67.7 million	0	$0
Andrew Alexander	0	$0	1	$67.7 million	0	$0
Riley O’Neal	0	$0	0	$0	0	$0
Gaal Surugeon	0	$0	0	$0	0	$0

Conflicts of Interest

In the course of our normal business, Brookfield may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts.

A list of potential conflicts can be found in the Brookfield Public Securities Group LLC’s Form ADV, Part 2A.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Harrison Street Private Wealth LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier and includes Robert Becker, among others. Mr. Frazier is a founding member of the Adviser and is paid a base salary and a discretionary bonus and is entitled to receive distributions of available cash flow from the profits of the Adviser, if any, due to his holdings of equity interests in the Adviser. Mr. Nagy, Mr. Becker and Mr. Gorman are each paid a base salary and a discretionary bonus.

Sub-Advisers

Brookfield Public Securities Group, LLC

Brookfield incentivizes its professionals by providing competitive compensation packages designed to strategically align employee, client and firm interests. Compensation packages typically include an attractive and appropriate balance of base salary and cash bonus; investment personnel also receive incentive-oriented compensation tied to client-generated performance fees for certain strategies.

Specifically, investment team member compensation is assessed over an appropriate time horizon (up to three years) and is based on an employee’s investment decisions relative to the performance of his or her respective area of sector/geographical coverage, in addition to the team’s performance relative to the benchmark and on an absolute basis. Team members are incentivized by an annual discretionary bonus, which is largely derived from their long-only product investment decisions. Investment team members share in an additional bonus pool to the extent that the team generates incentive fees in certain strategies.

To aid in retention, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through Brookfield’s Long-Term Incentive Plan (“LTIP”). LTIP compensation is invested in PSG’s funds with a multi-year vesting schedule. LTIP deferred compensation amounts are approved annually by Brookfield’s Board of Directors. To securely align Brookfield professionals’ interests with those of its clients, the primary factor influencing compensation amount is achievement of client objectives. Relative performance of all strategies and clients is also taken under serious consideration.

(a)(4)	Disclosure of Securities Ownership

Harrison Street Private Wealth LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Casey Frazier, CFA	$500,001-$1,000,000
Robert Becker	None
Kevin Nagy, CAIA	None
Eric Gorman	None

Sub-Advisers

Brookfield Public Securities Group, LLC

As of March 31, 2026, Brookfield’s portfolio manager did not beneficially own any shares of the Fund.

(b) Not applicable

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Harrison Street Real Assets Fund LLC

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer (principal executive officer)

Date	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer (principal executive officer)

Date	June 4, 2026

By	/s/ Brian Petersen
Title	Brian Petersen, Chief Financial Officer (principal financial officer)

Date	June 4, 2026